UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2010 (January 5, 2010)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (“SteelCloud” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risk factors include, among others: SteelCloud’s ability to obtain financing in the short term, SteelCloud’s ability to obtain a listing for its securities on the Over-the-Counter Bulletin Board, general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; and availability of qualified personnel; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission (the “SEC”).  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2010, SteelCloud received notice from The Nasdaq Stock Market ("Nasdaq") indicating that the Nasdaq Hearings Panel determined to delist SteelCloud’s securities from Nasdaq and trading in SteelCloud’s securities would be suspended effective as of the open of trading on Thursday, January 7, 2010.  As previously reported by SteelCloud, on October 8, 2009, the Nasdaq Hearings Panel gave SteelCloud until January 4, 2010  to comply with Nasdaq Listing Rule 5550(b) (formerly known as Market Place Rule 4310(c)(3)), which required that SteelCloud maintain a minimum of (a) $2,500,000 in stockholder’s equity, (b) $35,000,000 market value of listed Securities, or (c) $500,000 of net income from continuing operations. SteelCloud was unable to gain compliance with Nasdaq Listing Rule 5550(b) by the January 4, 2010 deadline.  SteelCloud  does not intend to take any further action to appeal Nasdaq’s decision. Accordingly, trading of SteelCloud’s common stock was suspended at the opening of business on January 7, 2010, and Nasdaq will file a Form 25-NSE with the SEC as soon as all applicable appeal periods have lapsed.

On January 6, 2010, SteelCloud issued a press release with respect to the foregoing event.  A copy of the press release is being filed as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 3.01.

Item 8.01    Other Events.

On January 6, 2010, SteelCloud issued a press release announcing the receipt of a notice from Nasdaq relating to the delisting of SteelCloud’s securities. Please see Item 3.01.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
99.1	Press Release issued by SteelCloud, Inc., dated January 6, 2010, entitled, “SteelCloud Receives NASDAQ Delisting Notice.”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Brian H. Hajost, Chief Executive Officer

January 11, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by SteelCloud, Inc., dated January 6, 2010, entitled, “SteelCloud Receives NASDAQ Delisting Notice”.